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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 JUNE 9, 1998


                            BOSTON PROPERTIES, INC.
            (Exact name of Registrant as specified in its charter)



          DELAWARE                  1-13087                04-2473675
(State or other jurisdiction    (Commission File        (I.R.S. Employer
       of incorporation)            Number)            Identification No.)



                              8 ARLINGTON STREET
                          BOSTON, MASSACHUSETTS 02116
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (617) 859-2600
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ITEM 5.   OTHER EVENTS.

     In connection with certain investor presentations between June 9, 1998 and June 12, 1998, Boston Properties, Inc. will be using the slides attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS:

Exhibit No.
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     99.1 The Boston Properties, Inc. investor presentation slides used during the period of June 9-12, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 9, 1998                   BOSTON PROPERTIES, INC.


                                            /s/ David G. Gaw
                                         --------------------------------------
                                         By:   David G. Gaw
                                               Chief Financial Officer

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